SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  June 13, 2001
               (Date of Report [Date of earliest event reported])




                              INNODATA CORPORATION
             (Exact name of registrant as specified in its charter)



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        Delaware                  0-22196         13-3475943
(State or Other Jurisdiction.   (Commission     (IRS Employer
      of Incorporation)            File #)     Identification #)

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                  Three University Plaza, Hackensack, NJ  07601
          (Address of Principal Executive Offices, Including Zip Code)



                                 (201) 488-1200
                 (Registrant's Telephone #, Including Area Code)


Item 5.  Other Events

The Company's Annual Meeting of Stockholders will be held on July 31, 2001. Stockholders of the Company who intend to present a proposal for action at such Meeting must notify the Company of such intention on or before June 20, 2001 in order for such proposal to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to such Meeting. Any such notice must be delivered in writing to Innodata Corporation, Three University Plaza, Hackensack, New Jersey 07601, Attention: Secretary.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


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                                                  INNODATA CORPORATION
                                                       /s/
                                                  --------------------
 Date: June 13, 2001                              By Stephen Agress
                                                  VP - Finance
                                                  Chief Accounting Officer
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